                                                                   EXHIBIT 14(A)

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints MARY JANE B. FORTIN, MALLARY REZNIK, JENNIFER POWELL and MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign any and all amendments (including pre-and post-effective amendments) to the Registration Statements listed below, for which THE VARIABLE ANNUITY LIFE INSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

REGISTRANT (PRODUCT)                                        FILE NOS.
----------------------------------------------------------- ---------------------
VALIC Separate Account A (Equity Director, no guarantee)    333-170476 / 811-03240
VALIC Separate Account A (GUP, guarantee)                   002-32783 / 811-03240
VALIC Separate Account A (Impact, guarantee)                002-96223 / 811-03240
VALIC Separate Account A (Independence Plus, guarantee)     333-124398 / 811-03240
VALIC Separate Account A (Portfolio Director, no guarantee) 333-137942 / 811-03240
VALIC Separate Account A (Portfolio Director, guarantee)    033-75292 / 811-03240
VALIC Separate Account A (Potentia, guarantee)              333-49232 / 811-03240

                                  PAGE 1 OF 2

Signature                                     Title                       Date
---------                                     -----                       ----

/S/  JAY S. WINTROB        Director, Chairman and Chief Executive         April 29, 2013
--------------------        Officer
Jay S. Wintrob

/S/  BRUCE R. ABRAMS        Director and President                        April 29, 2013
---------------------
Bruce R. Abrams

/S/  THOMAS J. DIEMER       Director, Senior Vice President and Chief     April 29, 2013
---------------------       Risk Officer
Thomas J. Diemer

/S/  JEFFREY M. FARBER      Director                                      April 29, 2013
----------------------
Jeffrey M. Farber

/S/  MARY JANE FORTIN       Director, Executive Vice President and        April 29, 2013
----------------------      Chief Financial Officer
Mary Jane Fortin

                            Director, Senior Vice President and Chief     April 29, 2013
----------------------      Investment Officer
Deborah A. Gero

/S/  JANA W. GREER          Director                                      April 29, 2013
------------------
Jana W. Greer

/S/  STEPHEN A. MAGINN      Director, Senior Vice President and Chief     April 29, 2013
----------------------      Distribution Officer
Stephen A. Maginn

/S/ JAMES A. MALLON         Director                                      April 29, 2013
-------------------
James A. Mallon

/S/ JONATHAN J. NOVAK       Director                                      April 29, 2013
----------------------
Jonathan J. Novak

/S/  CURTIS W. OLSON        Director                                      April 29, 2013
--------------------
Curtis W. Olson

/S/ STEVEN  D. ANDERSON     Vice President and Controller                 April 29, 2013
-----------------------
Steven  D. Anderson

                                  PAGE 2 OF 2